Exhibit 99.1

SOLAR ENERGY INITIATIVES, INC.
a Delaware corporation

SUBSCRIPTION AGREEMENT
AND INVESTOR QUESTIONNAIRE

1.           SUBSCRIPTION:  The undersigned (the “Subscriber”) hereby irrevocably offers to purchase ___________ units (the “Units”) of Solar Energy Initiatives, Inc., a Delaware corporation (the “Company”), for $0.30 per Unit, for a total purchase price of $__________________, which amount, when and if accepted by the Company, will constitute the payment by the Subscriber of the purchase price for the Units.  Each Unit consists of one (1) share of common stock and one (1) warrant to purchase one (1) share of common stock.

2.           REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY SUBSCRIBER:  The Subscriber hereby represents, warrants and agrees as follows:

(a)            The Units are being purchased by the Subscriber and not by any other person, with the Subscriber’s own funds and not with the funds of any other person, and for the account of the Subscriber, not as a nominee or agent and not for the account of any other person.  On acceptance of this Subscription Agreement by the Company, no other person will have any interest, beneficial or otherwise, in the Units.  The Subscriber is not obligated to transfer the Units to any other person nor does the Subscriber have any agreement or understanding to do so.  The Subscriber is purchasing the Units for investment for an indefinite period not with a view to the sale or distribution of any part or all thereof by public or private sale or other disposition.  The Subscriber has no immediate intention of selling, granting any participation in, or otherwise distributing or disposing of any Units.  The Subscriber does not intend to subdivide the Subscriber’s purchase of Units with any person.

(b)            The Subscriber has been advised that the Units have not been registered under the Securities Act of 1933, as amended (the “Act”), or qualified under the securities law of any state, on the ground, among others, that no distribution or public offering of the Units is to be effected and the Units will be issued by the Company in connection with a transaction that does not involve any public offering within the meaning of section 4(2) and Rule 506 of Regulation D of the Act under the respective rules and regulations of the Securities and Exchange Commission and any applicable state blue sky authority.  The Subscriber understands that the Company is relying in part on the Subscriber’s representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding the Subscriber’s representations, the Subscriber has in mind merely acquiring the Units for resale on the occurrence or nonoccurrence of some predetermined event.  The Subscriber has no such intention.

(c)            The Subscriber, either alone or with the Subscriber’s professional advisers (i) are unaffiliated with, have no equity interest in (other than as set forth in the Investor Questionnaire attached hereto), and are not compensated by, the Company or any affiliate or selling agent of the Company, directly or indirectly; (ii) has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of an investment in the Units; and (iii) has the capacity to protect the Subscriber’s own interests in connection with the Subscriber’s proposed investment in the Units.

(d)            The Subscriber acknowledges receipt of the Confidential Private Placement Memorandum dated April 3, 2009 (the “Memorandum”), and each exhibit thereto as indicated therein and acknowledges that the Subscriber has been furnished with such financial and other information concerning the Company, the directors and officers of the Company, and the business and proposed business of the Company as the Subscriber considers necessary in connection with the Subscriber’s investment in the Units.  The Subscriber has carefully reviewed the Memorandum and each exhibit thereto, and is thoroughly familiar with the proposed business, operations, properties and financial condition of the Company and has discussed with officers of the Company any questions the Subscriber may have had with respect thereto.  The Subscriber understands:

(i)	The risks involved in this offering, including the speculative nature of the investment;

(ii)	The financial hazards involved in this offering, including the risk of losing the Subscriber’s entire investment;

(iii)	The lack of liquidity and restrictions on transfers of the Units; and

(iv)	The tax consequences of this investment.

The Subscriber has consulted with the Subscriber’s own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by the Subscriber in the Units and the merits and risks of an investment in the Units.

(e)            Understanding that the investment in the Units is highly speculative, the Subscriber is able to bear the economic risk of such investment.  The Subscriber is an “Accredited Investor” because Subscriber either:

(i)           has a net worth of at least $1,000,000 (including home and personal property), or

(ii)           had an individual income of more than $200,000 in each of the two most recent calendar years, and reasonably expects to have an individual income in excess of $200,000 in the current calendar year; or along with Subscriber’s spouse had joint income in excess of $300,000 in each of the two most recent calendar years, and reasonably expects to have a joint income in excess of $300,000 in the current calendar year.

For purposes of this Subscription Document, “individual income” means “adjusted gross income” as reported for Federal income tax purposes, exclusive of any income attributable to a spouse or to property owned by a spouse:  (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For purposes of this Subscription Document, “joint income” means, “adjusted gross income,” as reported for Federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, and increased by the following amounts:  (i) the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) the amount of losses claimed as a limited partner in a limited partnership (as reported on Schedule E of Form 1040), (iii) any deduction claimed for depletion under Section 611 et seq. of the Code and (iv) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

For the purposes of the Subscription Document, “net worth” means (except as otherwise specifically defined) the excess of total assets at fair market value, including home and personal property, over total liabilities, including mortgages and income taxes on unrealized appreciation of assets.

(f)            If the Subscriber is an individual, the Subscriber is over 21 years of age; and if the Subscriber is an unincorporated association, all of its members are of such age.

(g)            If the Subscriber is a corporation, partnership, employee benefit plan or IRA, the Subscriber was either:

(i)	not formed for the purpose of investing in the Units, has or will have other substantial business or investments, and is (please check one):

an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; or

each of its shareholders, partners, or beneficiaries is an Accredited Investor; or

the plan is a self directed employee benefit plan and the investment decision is made solely by a person that is an Accredited Investor; or

a corporation, a partnership, or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

(ii)	formed for the specific purpose of investing in the Units, and is an Accredited Investor because each of its shareholders or beneficiaries is an Accredited Investor.

(h)            If the Subscriber is a Trust, the Subscriber was either:

(i)	not formed for the specific purpose of investing in the Units, and is an Accredited Investor because (please check one):

the trust has total assets in excess of $5,000,000 and the investment decision has been made by a “sophisticated person”; or

the trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity; or

the undersigned trustee certifies that the trust is an Accredited Investor because the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) is an Accredited Investor; or

the undersigned trustee certifies that the trust is an Accredited Investor because all of the beneficial owners of the trust are Accredited Investors

(ii)
formed for the specific purpose of investing in the Units, and the undersigned trustee certifies that the trust is an Accredited Investor because the grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s) is an Accredited Investor.

(i)            The Subscriber, if not an individual, is empowered and duly authorized to enter into this Subscription Agreement under any governing document, partnership agreement, trust instrument, pension plan, charter, certificate of incorporation, bylaw provision or the like; this Subscription Agreement constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms; and the person signing this Subscription Agreement on behalf of the Subscriber is empowered and duly authorized to do so by the governing document or trust instrument, pension plan, charter, certificate of incorporation, bylaw provision, board of directors or stockholder resolution, or the like.

(j)            The Social Security Number or taxpayer identification shown in this Subscription Agreement is correct, and the Subscriber is not subject to backup withholding because (i) the Subscriber has not been notified that he or she is subject to backup withholding as a result of a failure to report all interest and dividends or ii) the Internal Revenue Service has notified the Subscriber that he or she is not longer subject to backup withholding.

(k)            The Subscriber hereby acknowledges and agrees that this Subscription Agreement is an offer by the Subscriber to purchase the Units, which offer may be accepted or declined by the Company.  The Subscriber understands that the Company is relying solely on the Subscriber’s representations as set forth herein for purposes of deciding whether to accept Subscriber’s offer to purchase the Units.  The Subscriber hereby further acknowledges that this Subscription Agreement does not constitute an offer by the Company to sell securities or a solicitation of an offer to buy securities.

(l)            The Subscriber has accurately completed the Investor Questionnaire attached hereto as Exhibit A and incorporated by reference herein.

(m)            The Subscriber hereby acknowledges and agrees that the Company may modify the offering contemplated by the Memorandum as it deems fit.  The Subscriber hereby further acknowledges that the Company has sole discretion over the use of the proceeds of the offering contemplated by the Memorandum.

3.           AGREEMENT TO REFRAIN FROM RESALES:  Without in any way limiting the representations and warranties herein, the Subscriber further agrees that the Subscriber shall in no event pledge, hypothecate, sell, transfer, assign or otherwise dispose of any of the Units, nor shall the Subscriber receive any consideration for the Units from any person, unless and until prior to any proposed pledge, hypothecation, sale, transfer, assignment or other disposition:

(a)            A registration statement on Form S-1 under the Act (or any other form appropriate for the purpose under the Act or any form replacing such form) with respect to the Units proposed to be so disposed of shall be then effective and such disposition shall have been appropriately qualified in accordance with applicable state law and any other applicable securities law; or

(b)            (i) The Subscriber shall have furnished the Company with a detailed explanation of the proposed disposition, (ii) the Subscriber shall have furnished the Company with an opinion of the Subscriber’s counsel in form and substance satisfactory to the Company to the effect that such disposition will not require registration of such Units under the Act or qualification of such Units under any applicable blue sky law or any other securities law, and (iii) counsel for the Company shall have concurred in such opinion and the Company shall have advised the Subscriber of such concurrence.

4.           CERTIFICATES REPRESENTING THE UNITS TO BE LEGENDED:  The Subscriber understands and agrees that any certificate representing the Units or relating to the Units may bear such legends as the Company may consider necessary or advisable to facilitate compliance with the Act, applicable state blue sky laws, and any other securities law, including without limitation legends stating that the Units have not been registered under the Act or qualified under the Law and setting forth the limitations on dispositions imposed hereby.

5.           UNITS WILL BE RESTRICTED SECURITIES:  The Subscriber understands that the Units will be “restricted securities” as that term is defined in Rule 144 under the Act and, accordingly, that the Units must be held indefinitely unless they are subsequently registered under the Act and qualified under applicable state blue sky law and any other applicable securities law or exemptions from such registration and qualification as are available.  The Subscriber understands that the Company is under no obligation to register the Units under the Act, to qualify the Units under any securities law, or to comply with any exemption under the Act or any other law.  The Subscriber understands that Rule 144 prevents the sale of any of the Units for at least one year, and only then under certain specific circumstances.

6.           COMPANY MAY REFUSE TO TRANSFER:  Notwithstanding the foregoing, if, in the opinion of counsel for the Company, the Subscriber has acted in a manner inconsistent with the representations and warranties in this Subscription Agreement, the Company may refuse to transfer the Subscriber’s Units until such time as counsel for the Company is of the opinion that such transfer will not require registration of the Units under the Act or qualification of the Units under applicable blue sky law or any other securities law.  The Subscriber understands and agrees that the Company may refuse to acknowledge or permit any disposition of the Units that is not in all respects in compliance with this Subscription Agreement and that the Company intends to make an appropriate notation in its records to that effect.

7.           INDEMNIFICATION:  The Subscriber hereby agrees to indemnify and defend the Company and its directors and officers and hold them harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:

(a)            Any breach of or inaccuracy in the Subscriber’s representations, warranties or agreements herein;

(b)            Any disposition of any Units contrary to any of the Subscriber’s representations, warranties or agreements herein;

(c)            Any action, suit or proceeding based on (i) a claim that any of said representations, warranties or agreements were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or any director or officer of the Company under the Act, or (ii) any disposition of any Units.

8.           SUCCESSORS:  The representations, warranties and agreements contained in this Subscription Agreement shall be binding on the Subscriber’s successors, assigns, heirs and legal representatives and shall inure to the benefit of the respective successors and assigns of the Company and its directors and officers.

Number of Units Subscribed:	__________
Amount of Enclosed Check:	$ __________	($0.30 per Unit; $1,000 minimum)

Please make check payable:	The Lebrecht Group, APLC

and deliver to:	fbo Solar Energy Initiatives, Inc.
406 W. South Jordan Parkway, Suite 160
South Jordan, UT 84095

TYPE OF OWNERSHIP (Check One):

____ INDIVIDUAL OWNERSHIP	____ PARTNERSHIP
(One signature required)	(Please include a copy of the Statement of Partnership of Partnership Agreement authorizing signature)

____ COMMUNITY PROPERTY	____ CORPORATION
(One signature required)	(Please include Articles of Incorporation and Certified Corporate Resolution authorizing signature)

____ TENANTS IN COMMON	____ TRUST
(Both parties must sign)	(Please include name of trust, name of trustee, and date trust was formed and include copy of the Trust Agreement or other authorization)
____ JOINT TENANTS
(Both parties must sign)

I, the undersigned, hereby certify under penalty of perjury under the laws of the State of Delaware, that the information contained herein is complete and accurate and may be relied on by the Company.  I will notify the Company promptly of any material change in any of such information.

Investor:	Co-investor:

Print or type name	Print or type name

Signature	Signature

Dated: ______________, 20___	Dated: ______________, 20___

Name and title of person signing	Relation, if any, to Investor
on behalf of investor, if applicable

Soc. Security or Tax ID Number	Soc. Security or Tax ID Number

Address:	Address:

Agreed to and accepted by Solar Energy Initiatives, Inc.

David Fann, Chief Executive Officer

By signing below, and including his/her/its electronic mail (“e-mail”) address, the undersigned agrees that all notices to shareholders of the Company may be transmitted by the Company, or others on the Company’s behalf, to the undersigned by e-mail.  The Company will only utilize this information to transmit official communications being sent to all shareholders of the Company.

Signature	Signature
E-mail address:	E-mail address:

Exhibit A

Investor Questionnaire
(to be completed by each Subscriber)

Name:                                ___________________________________________________________________________

Home Phone:                     ___________________________________________________________________________

Work Phone:                      ___________________________________________________________________________

1.        a.  State of Residence:  _________________________________________________________________________
           b.  For how long? _____________________________________________________________________________
           c.  Do you maintain a residence in any other state? _____________________________________________________

2.        In which state(s) do you

          a.  File state income tax returns: ___________________________________________________________________
b.  Vote: ____________________________________________________________________________________
c.  Hold current driver's license: ___________________________________________________________________
d.  Maintain a house or apartment: _________________________________________________________________

3.           What is your present age? _________ . What is your date of birth? _______________________________________

4.           Is your net worth in excess of $1,000,000? (For purposes of this question, you may include your spouse's net worth and may include the fair market value of your home, home furnishings and automobiles).

Yes (    )   No (    )

5.           Was your individual gross income during each of the past two years in excess of $200,000?

           Yes (    )   No (    )

6.           If your answer to question 5 was yes, do you reasonably anticipate that your gross income for the current year will be in excess of $200,000?

Yes (    )  No (    )

7.           Was your joint gross income with your spouse in excess of $300,000 in each of the last two years?

Yes  (    )  No  (    )

8.           If your answer to question 7 was yes, do you reasonably anticipate that your joint gross income with your spouse for the current year will be in excess of $300,000?

           Yes (    )  No (     )

9.           Does this investment exceed twenty percent (20%) of your net worth?  (For purposes of this question, you may include your spouse's net worth and the fair market value of your home, home furnishings and automobiles).

Yes  (    )  No  (    )

10.           Does this investment exceed ten percent (10%) of your net worth?  (For purposes of this question, you may include your spouse's net worth and the fair market value of your home, home furnishings and automobiles).

Yes  (    )  No  (    )

11.           Your estimated gross income for 2009 is:
Less than $75,000	_____
$75,000 - $200,000	_____
Over $200,000	_____

12.           Your gross income for 2008 was:
Less than $75,000	_____
$75,000 - $200,000	_____
Over $200,000	_____

13.           Your gross income for 2007 was:
Less than $75,000	_____
$75,000 - $200,000	_____
Over $200,000	_____

14.           Current estimated Net Worth (exclusive of home, automobiles):
       Less than $150,000                   _____
       $150,000 - $250,000                  ____
Over $250,000	_____

15.           Investment Experience:

(A)  Please indicate the frequency of your investment in securities that are registered and transferred on one or more of the major United States securities exchanges:  Often _____ Occasionally _____ Seldom _____ Never _____

(B)  Please indicate the frequency of your investment in securities which are purchased, sold or transferred in private transactions:  Often _____ Occasionally _____ Seldom _____ Never _____

(C) If your answer to (A) or (B) above was Seldom or Never, please provide your qualifications in evaluating the merits and risks of this investment?

16.           Describe below any business or personal relationship you have with any affiliates of the officers or directors of the Company or any of its affiliates, subsidiaries or business entities in conjunction with this purchase of Units in the Company, including a statement of the name of the individual(s)and the length of time you have know such individual(s).

17.           Have you participated in any prior investments or other business transactions with the Company or its officers, directors, employees, agents or any of its affiliates?

Yes (   ) No (   ) -- If yes, please describe:

18.           Do you currently have an equity interest in the Company?

Yes (   ) No (   ) -- If yes, please describe: